Exhibit 10.53

FORM OF

MANAGEMENT SECURITIES PURCHASE AGREEMENT

THIS AGREEMENT is made as of March 28, 2005 (the “Agreement”), by and among Warner Chilcott Holdings Company, Limited, a Bermuda exempted limited company (together with its successors, “Holdings I”), Warner Chilcott Holdings Company II, Limited, a Bermuda exempted limited company (together with its successors, “Holdings II”, and collectively with Holdings I, the “Companies”), and the individuals listed on the respective signature pages attached hereto under the heading “Purchasers” (collectively the “Purchasers” and, each individually a “Purchaser”).

W I T N E S S E T H :

WHEREAS, on the terms and subject to the conditions set forth herein, each Purchaser desires to subscribe for and purchase, and Holdings I desires to sell to each Purchaser, (i) that number of Class L ordinary shares, par value $0.01 per share of Holdings I (the “Holdings I Class L Shares”), and (ii) that number of Class A ordinary shares, par value $0.01 per share of Holdings I (the “Holdings I Class A Shares” and, together with the Holdings I Class L Shares, the “Holdings I Shares”), set forth on such Purchaser’s signature page attached hereto below the name of such Purchaser for the purchase price set forth on such Purchaser’s signature page attached hereto below the name of such Purchaser (the total purchase price to be paid by any particular Purchaser for any Holdings I Shares herein referred to as the “Holdings I Purchase Price”);

WHEREAS, on the terms and subject to the conditions set forth herein, each Purchaser desires to subscribe for and purchase, and Holdings II desires to sell to each Purchaser, (i) that number of preferred shares, par value $0.01 per share of Holdings II (the “Holdings II Shares”, and together with Holdings I Shares, the “Shares”), set forth on such Purchaser’s signature page attached hereto below the name of such Purchaser for the purchase price set forth on such Purchaser’s signature page attached hereto below the name of such Purchaser (such purchase price, the “Holdings II Purchase Price”, and together with the Holdings I Purchase Price, the “Total Purchase Price”).

NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Purchase and Sale of the Shares.

(a) At the Closing referred to in Section 2 below, subject to the terms and conditions set forth herein, each of the Companies shall sell to each Purchaser, and each Purchaser shall purchase from each of the Companies, the Shares in the amount listed on such Purchaser’s signature page attached hereto at the purchase price listed thereon.

(b) The obligations of each Purchaser shall be several and not joint, and no Purchaser shall be liable or responsible for the acts of any other Purchaser under this Agreement.

2. The Closing. The closing of the purchase and sale of the Shares (the “Closing”) shall occur on the date hereof. At the Closing, each of the Companies shall deliver to each Purchaser certificates representing the Shares issued to such Purchaser upon payment of the Holdings I Purchase Price and the Holdings II Purchase Price by wire transfer of immediately available funds to such accounts as designated in writing by each of the Companies to such Purchaser prior to the Closing. Payment of the Total Purchase Price shall be made in U.S. dollars.

3. Representations and Warranties of the Companies. Each of the Companies hereby represents and warrants, severally and not jointly, to each Purchaser as follows:

(a) Such Company is an exempted company limited by shares, duly organized, validly existing and in good standing under the laws of Bermuda and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted.

(b) Such Company has full corporate power and authority to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which such Company is a party and to perform its obligations hereunder and thereunder, and this Agreement and all such other agreements and instruments have been duly authorized, executed and delivered by such Company and, assuming the due execution and delivery of this Agreement and all other agreements and instruments contemplated hereby to which such Company is a party, by the other parties hereof and thereof, are valid, binding and enforceable against such Company in accordance with their terms.

(c) The Shares to be issued to each Purchaser pursuant to this Agreement, when purchased, will be duly and validly issued and will be fully paid and nonassessable, free and clear of all liens or encumbrances.

(d) The execution, delivery and performance of this Agreement by such Company, and the fulfillment of and compliance with the terms hereof by such Company, do not and will not (i) violate any requirements of any material obligation of such Company, (ii) result in or constitute (with or without the giving of notice, lapse of time or both) any default or event of default under any such material obligation of such Company, or give rise to a right of termination of, or accelerate the performance required by, any terms of any such material obligation, or (iii) violate any statute, law, ordinance, rule, regulation or order of any court or governmental authority or any judgment, order or decree (U.S. federal, state or local or foreign) applicable to such Company.

(e) The sale of Shares in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of the Purchasers contained in Sections 4 and 6 hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended.

(f) The authorized share capital of Holdings I consists of 117,380,000 Holdings I Class A Shares and 12,820,000 Holdings I Class L Shares. As of the date hereof, prior to the consummation of the transactions contemplated hereby and prior to the grant of any shares to any of the Purchasers on the date hereof pursuant to the 2005 Equity Incentive Plan of Holdings I or otherwise, there are: (i) 87,390,113 Holdings I Class A Shares issued and outstanding and (ii) 10,554,361 Holdings I Class L shares issued and outstanding.

(g) The authorized share capital of Holdings II consists of 600,000 Holdings II Shares and 11,200,000 ordinary shares. As of the date hereof, prior to the consummation of the transactions contemplated hereby and prior to the grant of any shares of Holdings II to any of the Purchasers on the date hereof, there are 400,000 Holdings II Shares issued and outstanding, and 8,739,011.26 ordinary shares issued and outstanding.

4. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants, severally and not jointly, to each of the Companies that:

(a) Such Purchaser has full right, capacity and power to execute and deliver this Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party, and to perform his or her obligations hereunder and thereunder. This Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party have been duly executed and delivered by or on behalf of such Purchaser and, assuming due execution by other parties, constitute legal, valid and binding agreements, enforceable against such Purchaser in accordance with their terms.

(b) The execution, delivery and performance of this Agreement and all other agreements and instruments contemplated hereby to which such Purchaser is a party and the fulfillment of and compliance with the respective terms hereof and thereof by the Purchaser, do not and will not (i) violate any requirements of any material obligation of such Purchaser, or (ii) result in or constitute (with or without the giving of notice, lapse of time or both) any default or event of default under any such material obligation of the Purchaser, or give rise to a right of termination of, or accelerate the performance required by, any terms of any such material obligation, or (iii) violate any statute, law ordinance, rule, regulation or order of any court or governmental authority or any judgment, order or decree (U.S. federal, state or local or foreign) applicable to such Purchaser.

(c) The Shares to be received by him or her will be acquired by him or her for investment only for his or her own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable U.S. federal or state or foreign securities laws. Such Purchaser has no current intention of selling, granting participation in or otherwise distributing the Shares in violation of applicable U.S. federal or state or foreign securities laws. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity, or to any third person or entity, with respect to any of the Shares, in each case, in violation of applicable U.S. federal or state or foreign securities laws.

(d) Such Purchaser understands that the offer and sale of the Shares have not been registered under the Securities Act of 1933 as amended ( the “Securities Act”) or any applicable U.S. state or foreign securities laws, and that the Shares are being issued in reliance on an exemption from registration, which exemption depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Purchaser’s representations as expressed herein.

(e) Such Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of his or her investment. Such Purchaser is a sophisticated investor, has relied upon independent investigations made by such Purchaser and, to the extent believed by such Purchaser to be appropriate, such Purchaser’s representatives, including such Purchaser’s own professional, tax and other advisors, and is making an independent decision to invest in the Shares. Such Purchaser has been furnished with such documents, materials and information that such Purchaser deems necessary or appropriate for evaluating an investment in the Companies (including a copy of a valuation report from Murray Devine dated January 10, 2005 as to the valuation of the Holdings I Class A Shares), and such Purchaser has read carefully such documents, materials and information and understands and has evaluated the types of risks involved with a purchase of the Shares. Such Purchaser has not relied upon any representations or other information (whether oral or written) from the Companies or their respective shareholders, directors, officers or affiliates, or from any other person or entity, in connection with his or her investment in the Shares. Such Purchaser acknowledges that the Companies have not given any assurances with respect to the tax consequences of the acquisition, ownership and disposition of the Shares.

(f) Such Purchaser has had, prior to his or her purchase of the Shares, the opportunity to ask questions of, and receive answers from, each of the Companies concerning the terms and conditions of the transactions contemplated by this Agreement and such Purchaser’s investment in the Shares and to obtain additional information necessary to verify the accuracy of any information furnished to him or her or to which he or she had access. Such Purchaser confirms that he or she has satisfied himself or herself with respect to any of the foregoing matters.

(g) Such Purchaser acknowledges that White & Case LLP (“Counsel”) has been retained by the Companies to represent the Purchasers in connection with the transactions contemplated by this Agreement, and has had the opportunity to seek legal advice from, and has received legal advice from, Counsel on this Agreement, the transactions contemplated hereby and all documents, materials and information that he or she has requested or read relating to an investment in the Shares and confirms that he or she has satisfied himself or herself with respect to any of the foregoing matters.

(h) Such Purchaser understands that no U.S. federal or state or foreign agency has passed upon this investment or upon either of the Companies, or upon the accuracy, validity or completeness of any documentation provided to such Purchaser in connection with the transactions contemplated by this Agreement, nor has any such agency made any finding or determination as to this investment.

(i) Such Purchaser understands that there are substantial restrictions on the transferability of the Shares and that on the date of the Closing and for an indefinite period thereafter there will be no public market for the Shares and, accordingly, such Purchaser may not be possible to liquidate his or her investment in case of emergency, if at all. In addition, such Purchaser understands that the Management Shareholders Agreement referred to in Section 5 below contains substantial restrictions on the transferability of the Shares and provides that, in the event that the conditions relating to the transfer of any Shares in such document has not been satisfied, the holder shall not transfer any such Shares, and unless otherwise specified the Companies will not recognize the transfer of any such Shares on their books and records or issue any share certificates representing any such Shares, and any purported transfer not in accordance with the terms of the Management Shareholders Agreement shall be void. As such, Purchaser understands that: a restrictive legend or legends in a form to be set forth in the Management Shareholders Agreement will be placed on the certificates representing the Shares; a notation will be made in the appropriate records of the Companies indicating that each of the Shares are subject to restrictions on transfer and, if the Companies should at some time in the future engage the services of a securities transfer agent, appropriate stop-transfer instructions will be issued to such transfer agent with respect to the Shares; and such Purchaser will sell, transfer or otherwise dispose of the Shares only in a manner consistent with its representations set forth herein and then only in accordance with the Management Shareholders Agreement.

(j) Such Purchaser understands that (i) the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, (ii) the Shares have not been registered under the Securities Act; (iii) the Shares must be held indefinitely and he or she must continue to bear the economic risk of the investment in the Shares unless such Share is subsequently registered under the Securities Act or an exemption from such registration is available; (iv) such Purchaser is prepared to bear the economic risk of this investment for an indefinite period of time; (v) it is not anticipated that there will be any public market for the Shares; (vi) the Shares are characterized as “restricted securities” under the U.S. federal securities laws; and (vii) the Shares may not be sold, transferred or otherwise disposed of except in compliance with Bermuda law.

(k) Such Purchaser understands that this investment is not recommended for investors who have any need for a current return on this investment or who cannot bear the risk of losing their entire investment. In that regard, such Purchaser understands that his or her investment in the Shares involves a high degree of risk of loss of such Purchaser’s investment therein, and that such Purchaser may lose the entire amount of his or her investment. Such Purchaser acknowledges that: (i) he or she has adequate means of providing for his or her current needs and possible personal contingencies and has no need for liquidity in this investment; (ii) his or her commitment to investments which are not readily marketable is not disproportionate to his or her net worth; and (iii) his or her investment in the Shares will not cause his or her overall financial commitments to become excessive.

5. Management Shareholders Agreement. Each of the Companies and each Purchaser agree to enter into a management shareholders agreement (the “Management Shareholders Agreement”), substantially in the form attached hereto as Exhibit A, simultaneously with this Agreement.

6. Accredited Investor Representation and Certificate. Each Purchaser hereby represents and warrants, severally and not jointly, to each of the Companies that such Purchaser is an “accredited investor,” as such term is defined in Rule 501 of the Securities Act. Each Purchaser shall execute a certificate substantially in the form attached as Exhibit B prior to the Closing.

7. No Right of Employment. Neither this Agreement nor the purchase of the Shares pursuant hereto shall create, or be construed or deemed to create, any right of employment in favor of any Purchaser or any other person by either of the Companies or any of their subsidiaries.

8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be considered an original, but all of which taken together shall constitute one and the same Agreement.

9. No Waiver; Modifications in Writing. This Agreement, together with the Management Shareholders Agreement and the other agreements referred to herein and therein and any exhibits, schedules or other documents referred to herein or therein, sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements, term sheets, presentations and communications, whether oral or written, whether in term sheets, presentations or otherwise, with respect to the specific subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless signed in writing by the party entitled to the benefit thereof, provided that notice of any such waiver shall be given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of each of the Companies and each Purchaser. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by either of the Companies from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on either of the Companies in any case shall entitle such Company to any other or further notice or demand in similar or other circumstances.

10. Binding Effect; Assignment. The rights and obligations of each party under this Agreement may not be assigned to any other person or entity. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person or entity other than the parties to this Agreement, and their respective successors and assigns. This Agreement shall be binding upon each of the Companies, each Purchaser and their respective heirs, successors, legal representatives and permitted assigns.

11. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12. Injunctive Relief. Each of the parties to this Agreement hereby acknowledges that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that, in the event of a breach of any material provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings to enforce specific performance or to enjoin the continuing breach of such provision, as well as to obtain damages for breach of this Agreement. By seeking or obtaining any such relief, the aggrieved party will not be precluded from seeking or obtaining any other relief to which it may be entitled.

13. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties contained herein or made in writing by or on behalf of the each of the Companies or the Purchasers, as the case may be, in connection with the transactions contemplated by this Agreement shall survive the execution and delivery of this Agreement and the sale and purchase of the Shares and payment therefor.

14. Schedules, Exhibits and Descriptive Headings. All Schedules and Exhibits to this Agreement shall be deemed to be a part of this Agreement. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

15. Governing Law. This Agreement shall be governed by the laws of New York, without regard to the conflicts of law principles thereof.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

WARNER CHILCOTT HOLDINGS COMPANY, LIMITED

By:
Name:
Title:

WARNER CHILCOTT HOLDINGS COMPANY II, LIMITED

By:
Name:
Title:

PURCHASERS:

[NAME]